Filed pursuant to Rule 497
Registration No. 333-213716

OWL ROCK CAPITAL CORPORATION II

Supplement No. 6 dated October 11, 2017

To

Prospectus dated February 3, 2017

This supplement contains information that amends, supplements or modifies certain information contained in the accompanying prospectus of Owl Rock Capital Corporation II dated February 3, 2017 as previously supplemented and amended (as so supplemented and amended, the “Prospectus”) and is part of, and should be read in conjunction with, the Prospectus. The Prospectus has been filed with the U.S. Securities and Exchange Commission, and is available free of charge at www.sec.gov or by calling (877) 822-4276. Capitalized terms used in this supplement have the same meanings as in the Prospectus, unless otherwise stated herein.

Before investing in shares of our common stock, you should read carefully the Prospectus and this supplement and consider carefully our investment objective, risks, charges and expenses. You should also carefully consider the “Risk Factors” beginning on page 23 of the Prospectus before you decide to invest in our common stock.

STATUS OF OUR INITIAL PUBLIC OFFERING

Since commencing our continuous public offering and through October 6, 2017, we have issued 4,525,225 shares of our common stock for gross proceeds of approximately $41.5 million. As of October 6, 2017, we had raised total gross proceeds of approximately $41.5 million, including seed capital contributed by our Adviser in September 2016 and approximately $10 million in gross proceeds raised from certain individuals and entities affiliated with Owl Rock Capital Advisors.

This supplement amends the Prospectus as follows:

PLAN OF DISTRIBUTION

The second, third and fourth sentences of the second paragraph of the subsection entitled “General” found on page 114 of the Prospectus is hereby replaced in its entirety with the following:

In addition to the upfront selling commissions and dealer manager fees, our Adviser may pay our Dealer Manager a fee (the “Additional Selling Commissions”) equal to no more than 1.0% of the net asset value per share per year. Our Dealer Manager will reallow all or a portion of the Additional Selling Commissions to participating broker-dealers. The Additional Selling Commissions will not be paid by our stockholders.

The following paragraph is hereby inserted as the third paragraph under the subsection entitled “Compensation Paid to the Dealer Manager and Participating Broker-Dealers” found on page 115 of the Prospectus:

We may also reimburse certain offering expenses, which consist of costs incurred by Owl Rock Capital Advisors and its affiliates on the Company’s behalf for legal, accounting, printing and other offering expenses, including costs associated with technology integration between the Company’s systems and those of our participating broker-dealers, permissible due diligence reimbursements, marketing expenses, salaries and direct expenses of Owl Rock Capital Advisors’ employees, employees of its affiliates and others while engaged in registering and marketing our shares, which will include development of marketing materials and marketing presentations and training and educational meetings and generally coordinating the marketing process for the Company. We will also reimburse the Dealer Manager for reasonable out-of-pocket due diligence expenses that are incurred by the Dealer Manager and/or participating broker-dealers, provided that such expenses are detailed on itemized invoices. Any such reimbursements will not exceed actual expenses incurred by Owl Rock Capital Advisors and its affiliates.

The first three sentences of the new fifth paragraph under the subsection entitled “Compensation Paid to the Dealer Manager and Participating Broker-Dealers” found on page 116 of the Prospectus, as amended in Supplement No. 1 dated April 4, 2017 to the Prospectus, as set forth on page S-20 thereof, are hereby replaced in their entirety with the following:

In addition to the upfront selling commissions and dealer manager fees, our Adviser may pay our Dealer Manager Additional Selling Commissions. Our Dealer Manager may reallow all or a portion of the Additional Selling Commissions to participating broker-dealers, provided that the participating broker-dealer has agreed to provide certain marketing, due diligence or other ongoing shareholder services similar to those set forth above in the prior paragraph. The Additional Selling Commissions will not be paid by our stockholders.

TAX MATTERS

The first sentence of the subsection entitled “Election to be Taxed as a RIC” found on page 129 of the Prospectus is hereby replaced in its entirety with the following:

We intend to elect, beginning with our first taxable year ending subsequent to the date that we commence investment operations, to be treated as a RIC under Subchapter M of the Code.

BROKERAGE ALLOCATION AND OTHER PRACTICES

The second sentence of the section entitled “Brokerage Allocation and Other Practices” found on page 137 of the Prospectus is hereby replaced in its entirety with the following:

Subject to policies established by our board of directors, if any, our Adviser will be primarily responsible for the execution of any publicly traded securities portfolio transactions and the allocation of brokerage commissions.